UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 1, 2018
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

The information contained in Item 5.02 regarding amended and restated employment agreements for each of Philip Harstein, Julie Mar-Spinola and Michael Noonan is incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2018, Finjan Holdings, Inc. (the “Company”) entered into (i) a Second Amended and Restated Employment Agreement (the “Hartstein Agreement”), with Philip Hartstein, the Company’s President and Chief Executive Officer, (ii) a Second Amended and Restated Employment Agreement (the “Mar-Spinola Agreement”), with Julie Mar-Spinola, the Company’s Chief Intellectual Property Officer and Vice President, Legal Operations, and (iii) a Second Amended and Restated Employment Agreement (the “Noonan Agreement” and collectively with the Hartstein Agreement and Mar-Spinola, the “Agreements”), with Michael Noonan, the Company’s Chief Financial Officer, Treasurer and Secretary.  The Agreements are each for a term of three (3) years with one year automatic renewals at the end of each applicable term, unless notice of non-renewal is provided at least ninety (90) prior to the applicable renewal date. Each of the Agreements provides for the current base salary of each of Mr. Hartstein, Ms. Mar-Spinola and Mr. Noonan (collectively, the “Executives”), and the applicable base salary for 2019. Each of the Agreements describes the most recent equity grants provided in December 2017 and January 2018 to each of the Executives and that each of the Executives is eligible for the Company’s bonus plan. Finally, each of the Agreements addresses the applicable salary, bonus, benefits and equity provisions applicable upon each such executive’s termination of employment under certain circumstances.

Copies of the Hartstein Agreement, Mar-Spinola Agreement and Noonan Agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively. The foregoing descriptions are qualified in their entirety by reference to the applicable Agreements, which are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1	Second Amended and Restated Employment Agreement, dated August 1, 2018, between Finjan Holdings, Inc. and Philip Hartstein.

10.2	Second Amended and Restated Employment Agreement, dated August 1, 2018, between Finjan Holdings, Inc. and Julie Mar-Spinola.

10.3	Second Amended and Restated Employment Agreement, dated August 1, 2018, between Finjan Holdings, Inc. and Michael Noonan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: August 3, 2018	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer